RIVERNORTH FLEXIBLE MUNICIPAL INCOME FUND II, INC.
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)

Shares/Description		Value
CLOSED-END FUNDS (47.02%)
389,320	AllianceBernstein National Municipal Income Fund, Inc.	$4,033,355
749,241	BlackRock California Municipal Income Trust	7,702,197
13,779	BlackRock Municipal 2030 Target Term Trust	282,745
180,969	BlackRock Municipal Income Fund, Inc.	1,965,323
244,154	BlackRock Municipal Income Trust	2,326,788
33,394	BlackRock Municipal Income Trust II	333,940
53,441	BlackRock MuniHoldings California Quality Fund, Inc.	573,956
771,579	BlackRock MuniHoldings Fund, Inc.	8,680,265
42,934	BlackRock MuniVest Fund II, Inc.	433,204
662,375	BlackRock MuniYield Fund, Inc.	6,584,008
18,207	BlackRock MuniYield New York Quality Fund, Inc.	171,692
151,077	BlackRock MuniYield Quality Fund III, Inc.	1,575,733
42,373	BNY Mellon Strategic Municipal Bond Fund, Inc.	239,831
127,802	Delaware Investments National Municipal Income Fund	1,391,764
55,220	DWS Strategic Municipal Income Trust	436,790
67,555	Eaton Vance California Municipal Bond Fund	574,893
87,833	Eaton Vance California Municipal Income Trust	843,197
1,468,178	Eaton Vance Municipal Bond Fund	14,211,962
240,344	Eaton Vance New York Municipal Bond Fund	2,030,907
57,808	Invesco Advantage Municipal Income Trust II	469,401
690,434	Invesco Municipal Trust	6,310,567
846,480	Invesco Trust for Investment Grade Municipals	7,923,053
41,772	iShares National Muni Bond ETF	4,284,972
685,315	MFS High Yield Municipal Trust	2,062,797
267,847	MFS Investment Grade Municipal Trust	1,802,610
848,231	MFS Municipal Income Trust	4,105,438
65,624	Neuberger Berman California Municipal Fund, Inc.	689,052
130,254	Neuberger Berman New York Municipal Fund, Inc.	1,204,850
278,581	Nuveen AMT-Free Municipal Value Fund	3,657,769
2,055,315	Nuveen AMT-Free Quality Municipal Income Fund	21,786,339
129,923	Nuveen California Municipal Value Fund	1,072,514
871,273	Nuveen California Quality Municipal Income Fund	9,557,865
232,196	Nuveen Dividend Advantage Municipal Fund 3	2,640,069
116,469	Nuveen Dynamic Municipal Opportunities Fund	1,197,301
23,876	Nuveen Georgia Quality Municipal Income Fund	228,016
55,133	Nuveen Municipal Value Fund, Inc.	466,425
1,292,658	Nuveen New York AMT-Free Quality Municipal Income Fund	12,693,903
326,071	Nuveen New York Quality Municipal Income Fund	3,413,963
251,618	Nuveen Ohio Quality Municipal Income Fund	2,956,512
105,184	Nuveen Pennsylvania Quality Municipal Income Fund	1,153,868
1,571,831	Nuveen Quality Municipal Income Fund	17,290,140
112,616	Pioneer Municipal High Income Advantage Fund, Inc.	850,251
171,972	Pioneer Municipal High Income Opportunities Fund, Inc.	1,743,796
200,333	Western Asset Intermediate Municipal Fund	1,472,448
204,256	Western Asset Managed Municipals Fund, Inc.	1,981,283
146,581	Western Asset Municipal High Income Fund, Inc.	908,802
123,584	Western Asset Municipal Partners Fund, Inc.	1,384,141
TOTAL CLOSED-END FUNDS
(Cost $222,423,727)		169,700,695

Principal Amount/Description		Rate	Maturity	Value
U.S. CORPORATE BONDS (0.47%)
Consumer Discretionary (0.47%)
$2,000,000	Howard University	4.76%	10/01/51	$1,684,497
TOTAL U.S. CORPORATE BONDS
(Cost $2,000,000)				1,684,497

Principal Amount/Description		Rate	Maturity	Value
MUNICIPAL BONDS (105.64%)
Arizona (2.29%)
$8,000,000	City of Mesa AZ Utility System Revenue, Revenue Bonds(a)	5.00%	07/01/46	$8,296,709
California (13.09%)
2,500,000	California Statewide Communities Development Authority, Revenue Bonds	5.50%	12/01/54	2,514,239
14,000,000	City of Los Angeles Department of Airports, Revenue Bonds(a)	5.00%	05/15/51	14,014,249
10,000,000	City of Sacramento CA Water Revenue, Revenue Bonds	5.25%	09/01/47	10,626,247
8,000,000	Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds(a)	5.00%	05/15/47	8,317,127
4,500,000	Sacramento City Unified School District, General Obligation Unlimited Bonds(a)	5.50%	08/01/47	4,893,571
6,900,000	San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds(a)	5.00%	05/01/46	6,901,041
				47,266,474
Colorado (2.41%)
10,000,000	City & County of Denver Co. Airport System Revenue, Revenue Bonds(a)	4.00%	12/01/43	8,700,269
District Of Columbia (2.68%)
9,660,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds(a)	5.00%	10/01/43	9,668,747
Florida (11.18%)
12,500,000	County of Broward FL Convention Center Hotel Revenue, Revenue Bonds(a)	5.50%	01/01/55	13,441,794
9,000,000	County of Broward FL Tourist Development Tax Revenue, Revenue Bonds(a)	4.00%	09/01/47	8,006,292
7,500,000	School District of Broward County, General Obligation Unlimited Bonds(a)	5.00%	07/01/51	7,880,504
12,750,000	South Broward Hospital District, Revenue Bonds(a)	4.00%	05/01/48	11,055,337
				40,383,927

Principal Amount/Description		Rate	Maturity	Value
Guam (0.68%)
$2,445,000	Guam Government Waterworks Authority, Revenue Bonds	5.00%	01/01/50	$2,451,600
Hawaii (4.16%)
15,000,000	State of Hawaii Airports System Revenue, Revenue Bonds(a)	5.00%	07/01/48	14,956,793
Illinois (16.52%)
15,000,000	Chicago O'Hare International Airport, Revenue Bonds	5.25%	01/01/45	15,417,103
15,000,000	Chicago Park District, General Obligation Limited Bonds	5.00%	01/01/44	15,356,033
5,000,000	City of Joliet IL, General Obligation Unlimited Bonds	5.50%	12/15/44	5,392,386
10,000,000	Metropolitan Pier & Exposition Authority, Revenue Bonds(b)	0.00%	06/15/44	3,241,856
13,600,000	State of Illinois, General Obligation Unlimited Bonds	5.50%	05/01/39	13,852,169
1,000,000	Village of Bourbonnais IL, General Obligation Unlimited Bonds	5.25%	12/01/46	1,051,574
5,000,000	Will County School District No 114 Manhattan, General Obligation Unlimited Bonds	5.50%	09/01/52	5,266,201
				59,577,322
Indiana (1.36%)
4,250,000	Greater Clark Building Corp., Revenue Bonds(a)	6.00%	01/15/42	4,895,198
Iowa (2.24%)
8,000,000	PEFA, Inc., Revenue Bonds	5.00%	09/01/49	8,124,891
Massachusetts (5.30%)
7,000,000	Massachusetts Development Finance Agency, Revenue Bonds(a)	5.00%	03/01/44	7,011,267
12,045,000	Massachusetts Port Authority, Revenue Bonds(a)	5.00%	07/01/43	12,124,807
				19,136,074
Michigan (5.22%)
2,240,000	Belding Area Schools, General Obligation Unlimited Bonds	5.25%	05/01/48	2,365,960
13,950,000	Michigan Finance Authority, Revenue Bonds	4.00%	11/01/55	12,243,455
4,000,000	Western School District, General Obligation Unlimited Bonds	5.25%	05/01/49	4,238,106
				18,847,521
Nevada (1.77%)
7,000,000	County of Clark NV, Revenue Bonds(a)	4.00%	07/01/40	6,390,353
New Jersey (1.53%)
5,565,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds(a)	5.00%	06/15/50	5,509,898

Principal Amount/Description		Rate	Maturity	Value
New York (9.77%)
$12,000,000	City of New York NY, General Obligation Unlimited Bonds(a)	5.50%	05/01/44	$13,100,762
10,000,000	Port Authority of New York & New Jersey, Revenue Bonds(a)	5.50%	08/01/52	10,483,585
11,050,000	Triborough Bridge & Tunnel Authority, Revenue Bonds(a)	5.25%	05/15/52	11,643,049
				35,227,396
North Carolina (1.43%)
5,000,000	Greater Asheville Regional Airport Authority, Revenue Bonds(a)	5.50%	07/01/52	5,146,299
Ohio (2.00%)
7,000,000	Cleveland-Cuyahoga County Port Authority, Revenue Bonds(a)	5.50%	08/01/47	7,231,668
Oregon (2.90%)
10,000,000	Multnomah-Clackamas Counties Centennial School District No 28JT, General Obligation Unlimited Bonds(a)	5.00%	06/15/50	10,476,410
Pennsylvania (3.96%)
14,000,000	Pennsylvania Turnpike Commission, Revenue Bonds(a)	5.00%	12/01/50	14,274,939
Puerto Rico (1.11%)
1,204,114	GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds	7.50%	08/20/40	1,059,620
3,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series Restructured Series A-2, Revenue Bonds	4.78%	07/01/58	2,952,560
				4,012,180
Rhode Island (2.21%)
7,500,000	Rhode Island Health and Educational Building Corp., Revenue Bonds	5.50%	05/15/52	7,969,118
Texas (2.18%)
8,975,000	Greater Texoma Utility Authority, Revenue Bonds	4.00%	10/01/47	7,848,640
Utah (2.50%)
8,575,000	Intermountain Power Agency, Revenue Bonds(a)	5.00%	07/01/43	9,038,515
Virgin Islands (0.99%)
705,000	Matching Fund Special Purpose Securitization Corp., Revenue Bonds	5.00%	10/01/30	721,122
705,000	Matching Fund Special Purpose Securitization Corp., Revenue Bonds	5.00%	10/01/32	718,664

Principal Amount/Description		Rate	Maturity	Value
Virgin Islands (continued)
$2,120,000	Matching Fund Special Purpose Securitization Corp., Revenue Bonds	5.00%	10/01/39	$2,127,602
				3,567,388
Washington (5.99%)
10,000,000	County of Grant WA, General Obligation Limited Bonds(a)	5.25%	12/01/57	10,594,706
10,000,000	Port of Seattle WA, Revenue Bonds(a)	5.00%	08/01/46	10,053,092
1,065,000	Washington State Convention Center Public Facilities District, Revenue Bonds	4.00%	07/01/34	942,298
				21,590,096
Wyoming (0.17%)
685,000	University of Wyoming, Revenue Bonds	4.00%	06/01/42	622,899
TOTAL MUNICIPAL BONDS
(Cost $401,924,034)				381,211,324

Shares/Description		Value
SHORT-TERM INVESTMENTS (10.07%)
36,325,834	BlackRock Liquidity Funds MuniCash (7 Day Yield 1.88%)	$36,322,202
TOTAL SHORT-TERM INVESTMENTS
(Cost $36,326,208)		36,322,202
TOTAL INVESTMENTS (163.20%)
(Cost $662,673,969)		$588,918,718
Floating Rate Note Obligations (-64.89%)(c)		(234,135,000)
Other Assets In Excess Of Liabilities (1.69%)		6,046,849
NET ASSETS (100.00%)		$360,830,567

(a) All or portion of the principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash.

(b) Issued with a zero coupon. Income is recognized through the accretion of discount.

(c) Face value of Floating Rate Notes issued in TOB transactions.

Futures Contracts Sold:

Description	Contracts (Short)	Expiration Date	Notional Value	Value and Unrealized Appreciation
10-Yr U.S. Treasury Note Futures	(1,775)	December 2022	$198,910,937	$9,475,762
US Long Bond Future	(675)	December 2022	85,324,219	6,770,879
			$284,235,156	$16,246,641

RiverNorth Flexible Municipal Income Fund II, Inc.

Notes to Quarterly Schedule of Investments	September 30, 2022 (Unaudited)

1. ORGANIZATION

RiverNorth Flexible Municipal Income Fund II, Inc. (the “Fund”) was organized as a Maryland corporation on June 10, 2020, pursuant to its Articles of Incorporation, which were amended and restated on January 13, 2021 (“Articles of Incorporation”). The Fund had no operations until February 24, 2021 (commencement of operations), other than those related to organizational matters and the registration of its shares under applicable securities laws.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Articles of Incorporation permit the Board of Directors (the “Board” or “Directors”) to authorize and issue fifty million shares of common stock with $0.0001 par value per share. The Fund is considered an investment company and therefore follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The Fund will terminate on or before February 26, 2036; provided, that if the Board believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date once for up to one year, and once for an additional six months. The Fund may be converted to an open-end investment company at any time if approved by the Board and the shareholders. Within twelve months prior to the termination date, the Fund may conduct a tender offer to purchase 100% of the then outstanding shares. Following the completion of the tender offer, the Fund must have at least $100 million of net assets. The Board may then eliminate the termination date and convert the Fund to a perpetual structure upon the affirmative vote of a majority of the Board.

The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and the Fund’s sub-adviser is MacKay Shields, LLC (the “Sub-adviser”). The Fund’s primary investment objective is to seek current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The financial statements are prepared in accordance with U.S. GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on September 30, 2022.

The Fund invests in closed end funds (“CEFs”), each of which has its own investment risks. Those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one CEF than in another, the Fund will have greater exposure to the risks of that CEF.

Security Valuation:  The Fund’s investments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Investment Income:  The Fund follows industry practice and records securities transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method over the life of the respective securities.

3. SECURITIES VALUATION AND FAIR VALUE Measurements

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

RiverNorth Flexible Municipal Income Fund II, Inc.

Notes to Quarterly Schedule of Investments	September 30, 2022 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including CEFs, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including short term investments, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be classified as Level 1 securities.

Fixed income securities, including municipal and corporate bonds, are normally valued at the mean between the closing bid and asked prices provided by independent pricing services. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. These securities will be classified as Level 2 securities.

Futures contracts are normally valued at the settlement price or official closing price provided by independent pricing services.

In accordance with the Fund’s good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

RiverNorth Flexible Municipal Income Fund II, Inc.

Notes to Quarterly Schedule of Investments	September 30, 2022 (Unaudited)

The following is a summary of the inputs used at September 30, 2022 in valuing the Fund’s assets and liabilities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$169,700,695	$–	$–	$169,700,695
U.S. Corporate Bonds	–	1,684,497	–	1,684,497
Municipal Bonds	–	381,211,324	–	381,211,324
Short-Term Investments	36,322,202	–	–	36,322,202
Total	$206,022,897	$382,895,821	$–	$588,918,718
Other Financial Instruments**
Assets:
Future Contracts	$16,246,641	$–	$–	$16,246,641
Total	$16,246,641	$–	$–	$16,246,641

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.
**	Other financial instruments are derivative instruments reflected in the Schedule of Investments. Futures contracts are reported at their unrealized appreciation/depreciation.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3 during the year.

4. Derivative Financial Instruments

The following discloses the Fund’s use of derivative instruments. The Fund’s investment objective not only permits the Fund to purchase investment securities, but also allow the Fund to enter into various types of derivative contracts such as futures. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk relates to the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates.

Risk of Investing in Derivatives

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

RiverNorth Flexible Municipal Income Fund II, Inc.

Notes to Quarterly Schedule of Investments	September 30, 2022 (Unaudited)

Futures

The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a fund from liquidating an unfavorable position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, a fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The Fund is party to certain enforceable master netting arrangements, which provide for the right of offset under certain circumstances, such as the event of default.

When a purchase or sale of a futures contract is made by a fund, the fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but instead is a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.